Supplement Dated May 20, 2007

To

Timothy Plan Prospectus

Dated May 1, 2006

The following amendment is being made to the Prospectus of the Timothy Plan, dated May 1, 2006. All portions of the Prospectus not specifically amended by this Supplement or pursuant to previously filed supplements shall remain in full force and effect.

On March 16, 2007, the Timothy Plan filed an amendment to its registration statement to register shares of two new funds- the Timothy Plan High Yield Fund and the Timothy Plan International Fund. Further, as part of the amended registration statement, the asset allocations for the Timothy Plan Strategic Growth Fund, the Timothy Plan Conservative Growth Fund, the Timothy Plan Strategic Growth Portfolio Variable Series, and the Timothy Plan Conservative Growth Portfolio Variable Series are being amended to include the two new funds in the asset allocations of each fund. Lastly, shareholders of the Timothy Plan Strategic Growth Fund, the Timothy Plan Conservative Growth Fund, the Timothy Plan Strategic Growth Portfolio Variable Series, and the Timothy Plan Conservative Growth Portfolio Variable Series are being solicited by proxy to vote to approve the new asset allocations at a Special Shareholder Meeting to be held on April 27, 2007.

The Trust anticipates that the shareholders of the Timothy Plan Strategic Growth Fund, the Timothy Plan Conservative Growth Fund, the Timothy Plan Strategic Growth Portfolio Variable Series, and the Timothy Plan Conservative Growth Portfolio Variable Series will approve the proposed new asset allocations for each fund, and that the two new funds will become available on or around May 1, 2007. As soon as the two new funds are declared effective and may be sold to the public, and shareholder approval is obtained by the shareholders of the affected Funds, the Funds’ investment adviser will implement the new asset allocation models.